UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2010

THE NASDAQ OMX GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York 10006

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Current Report on Form 8-K filed by the NASDAQ OMX Group, Inc., or NASDAQ OMX, or Form 8-K, dated January 11, 2010, includes the re-issued historical financial information of NASDAQ OMX, the historical financial information of the Philadelphia Stock Exchange, Inc. and Subsidiaries, or PHLX, and the pro forma financial statements of the combined entity.

NASDAQ OMX is re-issuing, in an updated format, its historical selected financial data, management’s discussion and analysis of financial condition and results of operations and historical financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2008, or re-issued NASDAQ OMX financials, and computation of ratio of earnings to fixed charges, to satisfy the U.S. Securities and Exchange Commission, or SEC, requirements as they relate to the adoptions by NASDAQ OMX in 2009 of (1) Financial Accounting Standards Board Staff Position, or FSP, ABP No. 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion,” or FSP APB 14-1 and (2) Statement of Financial Accounting Standards, or SFAS, No.160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB 51,” or SFAS 160, as discussed in Note 2 to the re-issued NASDAQ OMX financials. In addition, we revised the re-issued NASDAQ OMX financials for certain amounts that have been reclassified to conform to the current presentation shown in the NASDAQ OMX Quarterly Reports on Form 10-Q that have been filed in 2009.

We have not updated or enhanced any other disclosures presented in NASDAQ OMX’s Annual Report on Form 10-K for the year ended December 31, 2008, or Form 10-K. All other information is presented as of the original filing date and has not been updated in this Form 8-K. Without limitation of the foregoing, this Form 8-K does not purport to update the management’s discussion and analysis of financial condition and results of operations contained in the Form 10-K with respect to any uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is included in NASDAQ OMX’s other filings with the SEC. This Form 8-K should be read in conjunction with the Form 10-K and NASDAQ OMX’s other filings. Other filings may contain important information regarding uncertainties, trends, risks, events, transactions, developments and updates to certain expectations of NASDAQ OMX that may have been reported since the filing of the Form 10-K.

Throughout this Form 8-K, including the exhibits hereto, unless otherwise specified:

•	“PHLX” refers to the Philadelphia Stock Exchange, Inc. and Subsidiaries, as that entity operated prior to its acquisition by NASDAQ OMX.

•	“The NASDAQ OMX Group,” “NASDAQ OMX,” “we,” “us” and “our” refer to The NASDAQ OMX Group, Inc.

Re-issued NASDAQ OMX financials

Attached as Exhibit 99.1 hereto and incorporated herein by reference are the re-issued historical selected financial data, management’s discussion and analysis of financial condition and results of operations and the historical financial statements. The re-issued historical financial statements include the audited consolidated balance sheets of NASDAQ OMX as of December 31, 2008 and 2007, and the related re-issued audited consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2008, 2007 and 2006 and the related re-issued notes to such audited consolidated financial statements.

Financial Statements of Businesses Acquired

PHLX

Attached as Exhibit 99.2 hereto and incorporated herein by reference are the unaudited consolidated balance sheets of PHLX as of June 30, 2008 and December 31, 2007, and the related unaudited consolidated statements of operations for the three months and six months ended June 30, 2008 and 2007 and cash flows for the six months ended June 30, 2008 and 2007 and the related notes to such unaudited consolidated financial statements.

Pro Forma Financial Information

Attached as Exhibit 99.3 hereto and incorporated herein by reference are the unaudited pro forma condensed combined statement of income of NASDAQ OMX for the year ended December 31, 2008 and the related notes to such unaudited pro forma condensed combined statement of income.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what NASDAQ OMX’s results of operations actually would have been had the PHLX acquisition been completed at and as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future operating results of NASDAQ OMX.

Forward Looking Statements

The SEC encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions. This Form 8-K and the exhibits hereto contain these types of statements. Words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words or terms of similar substance used in connection with any discussion of future operating results or financial performance identify forward-looking statements.

These include, among others, statements relating to:

•	our 2009 or 2010 outlook;

•	the scope, nature or impact of acquisitions, dispositions, investments or other transactional activities;

•	the integration of our recently acquired businesses, including accounting decisions relating thereto;

•	the effective dates for, and expected benefits of, ongoing initiatives;

•	the impact of pricing changes;

•	future tax benefits;

•	the cost and availability of liquidity; and

•	the outcome of any litigation and/or government investigation to which we are a party and other contingencies.

Forward-looking statements involve certain risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others, the following:

•	that our operating results may be lower than expected;

•

our ability to successfully integrate our recently acquired businesses, including the fact that such integration may be more difficult, time consuming or costly than expected, and our ability to realize synergies from business combinations and acquisitions;

•	loss of significant trading volume or listed companies;

•	covenants in our credit facilities, indentures and other agreements governing our indebtedness which may restrict the operation of our business;

•	economic, political and market conditions and fluctuations, including interest rate and foreign currency risks, inherent in U.S. and international operations;

•	global economic and credit conditions;

•	government and industry regulation; and

•	adverse changes that may occur in the securities markets generally.

In connection with the acquisition of PHLX, factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the following: (i) the inability to realize, fully or at all, expected cost savings and other synergies from the acquisition of PHLX within the expected time frame; (ii) costs or difficulties related to the integration of PHLX that are greater than expected; (iii) lower revenues following the acquisition of PHLX than expected; (iv) regulation related to the acquisition of PHLX; and (v) general economic conditions that are less favorable than expected.

Most of these factors are difficult to predict accurately and are generally beyond our control. You should consider the uncertainty and any risk related to forward-looking statements that we make. These risk factors are discussed under the caption “Part II. Item 1A. Risk Factors,” in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009 that was filed with the SEC on November 6, 2009, our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2009 that was filed with the SEC on August 7, 2009, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2009 that was filed with the SEC on May 8, 2009 and more fully described in the “Risk Factors” section in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 that was filed with the SEC on February 27, 2009. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. You should carefully read this entire Form 8-K. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to update any forward-looking statement, release publicly any revisions to any forward-looking statements set forth herein, or to report events or to report the occurrence of unanticipated events. For any forward-looking statements contained herein, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description
12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm, New York, New York

99.1	Re-issued Consolidated Financial Statements and Report of Independent Registered Public Accounting Firm – The NASDAQ OMX Group, Inc:

•      Selected Financial Data

•      Management’s Discussion and Analysis of Financial Condition and Results of Operations

•      Consolidated Balance Sheets at December 31, 2008 and 2007

•      Consolidated Statements of Income for the years ended December 31, 2008, 2007 and 2006

•      Consolidated Statements of Changes in Equity for the years ended December 31, 2008, 2007 and 2006

•      Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006

•      Notes to Consolidated Financial Statements

99.2	Unaudited Consolidated Financial Statements – The Philadelphia Stock Exchange, Inc. and Subsidiaries:

•      Consolidated Balance Sheets at June 30, 2008 and December 31, 2007

•      Consolidated Statements of Operations for the three months ended June 30, 2008 and 2007

•      Consolidated Statements of Cash Flows for the six months ended June 30, 2008 and 2007

•      Notes to Consolidated Financial Statements

99.3	Unaudited Pro Forma Condensed Combined Statement of Income of The NASDAQ OMX Group, Inc.:

• Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2008 • Notes to Unaudited Pro Forma Condensed Combined Statement of Income

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2010	THE NASDAQ OMX GROUP, INC.

	By:	/S/ ADENA FRIEDMAN
	Name:	Adena Friedman
	Title:	Executive Vice President and Chief Financial Officer

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